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                                                                   EXHIBIT 10.13


         GOLDEN TELECOM, INC. - LIST OF OFFICERS AS AT DECEMBER 31, 2000


President and Chief Executive Officer       Stewart P. Reich

Chief Operating Officer                     Stan Abbeloos

Chief Financial Officer                     David J. Wisher

General Counsel and Secretary               Jeffrey A. Riddell